                                                                   EXHIBIT 10.21

                           STOCK PURCHASE AGREEMENT
                           ------------------------



                                August 5, 1996



Multimedia Games, Inc.
7335 South Lewis Avenue
Suite 204
Tulsa, Oklahoma  74136

Gentlemen:

     Each of the persons whose signature appears on the signature page hereof under the caption "Purchasers" (each a "Purchaser" and collectively, the
                                        ---------
"Purchasers"), desire to subscribe for and purchase the number of shares of
- -----------
Common Stock, $.01 par value, of Multimedia Games, Inc., a Texas corporation (the "Company") set forth opposite the signature of such Purchaser on the
      -------
signature page to this Agreement at a purchase price of $2.75 per Share. The number of shares so subscribed for are hereinafter called the "Purchased
                                                               ---------
Shares."
- ------

     The terms and conditions of the purchase and sale of the Purchased Shares are set forth below. These include representations and warranties by the parties which are being relied upon in connection with the transactions contemplated herein, including representations and warranties by the Purchaser necessary to enable the Company to satisfy its obligations under applicable Federal and State securities laws.

NEITHER THIS AGREEMENT AND THE EXHIBITS ANNEXED HERETO (COLLECTIVELY, THE "OFFERING MATERIALS") NOR THE SECURITIES OFFERED HEREBY HAVE BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE OFFERING MATERIALS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE OFFERING MATERIALS DO NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY

WERE MADE, NOT MISLEADING. THEY CONTAIN A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

     The Purchaser acknowledges having received from the Company the following:

         A. The Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995, attached hereto as Exhibit A.
                                                  ---------

         B. The Company's Quarterly Report on Form 10-QSB for the six months ended March 31, 1996, attached hereto as Exhibit B.
                                              ---------

         C. The Company's press release dated July 2, 1996, issued in connection with a recent event, attached hereto as Exhibit C.
                                                        ---------

         D. The form of Registration Rights Agreement attached hereto as Exhibit D.
     ---------

         E. The form of Note to be issued by the Purchaser as consideration for the Purchased Shares, attached hereto as Exhibit E.
                                              ---------

     Considering the foregoing, and in consideration of the mutual covenants and agreements of the parties herein contained, the Purchaser and the Company do hereby agree as follows:

     1.  Sale and Purchase of Purchased Shares.  (a) Subject to the terms and
         -------------------------------------
conditions hereof:

         (i) the Company will, in reliance upon the representations and warranties of the Purchaser contained herein, issue and sell the Purchased Shares to the Purchaser for an aggregate purchase price (the "Purchase
                                                                   --------
     Price") of $2.75 multiplied by the number of Purchased Shares; and
     -----

        (ii) the Purchaser will, in reliance upon the representations and warranties of the Company contained herein, purchase the Purchased Shares from the Company for the Purchase Price.

     (b) The Purchase Price shall be paid by the Purchaser delivering to the Company the promissory note of the Purchaser in substantially the form attached hereto as Exhibit E (the "Note") in the principal amount equal to the Purchase
          ---------       ----
Price.

     2.  Closing and Closing Date.  The Closing shall be at 10:00 A.M., local
         ------------------------
New York time, on the third business day following the satisfaction of all of the conditions set forth in Section 5 of this Agreement (unless waived by the party in whose favor the condition runs), or at such other time and date as is mutually agreed upon between the Purchaser and the Company (the "Closing Date").
                                                                 ------------
The Closing hereunder shall take place by facsimile (original execution copies to follow) or by such other means as the parties shall mutually agree. At the Closing on the Closing Date, the Company will deliver to the Purchaser the Purchased Shares against payment of the Purchase Price thereof by delivery of the Note in the principal amount of the Purchase Price. The Purchased Shares to be delivered to the Purchaser at the Closing will be registered in the name of the Purchaser as set forth on the signature page of this Agreement.

     3.  Representations and Warranties by the Company.  The Company represents
         ---------------------------------------------
and warrants to the Purchaser that, except as otherwise set forth in Schedule A
                                                                     ----------
hereto:

     (a) Organization, Existence, Etc.  The Company is a corporation duly
         ----------------------------
organized and validly existing and in good standing under the laws of the State of Texas, and has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Agreement, to issue and sell the Purchased Shares as contemplated herein and to carry out the other terms and conditions of this Agreement. Each subsidiary of the Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and each has all requisite corporate power and authority to carry on its business as now conducted. The Company and each subsidiary of the Company is duly qualified to do business and is in good standing in every jurisdiction in which the ownership, leasing, licensing or use of its property and assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company's business. The Company and each subsidiary has all consents, authorizations, approvals, orders, permits, licenses and the like (collectively, the "Permits") from, and has made all filings with, all federal,
                    -------
state, Indian and local authorities, necessary to own, lease, license and use its properties and assets and to conduct its business as presently conducted. All such Permits are in full force and effect and the Company is in compliance with the terms and conditions thereof and is not in breach or default thereunder.

     (b)  Financial Statements.
          --------------------

          (i) Since September 30, 1995, the Company has filed all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission (the "SEC"), including,
                                                             ---
     without limitation, all Annual Reports on Form lO-KSB, all Quarterly Reports on Form lO-QSB, all Current Reports on Form 8-K, and all required amendments and supplements thereto (collectively the "Company Reports").
                                                           ---------------
     The Company Reports, including all Company Reports filed after the date hereof and prior to the Closing Date, (A) were or will be prepared in all material respects in accordance with the requirements of applicable Law (including the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder applicable to such Company Reports), and (B) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (ii) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company Reports filed prior to or after the date hereof (A) have been or will be prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved and (B) fairly present or will fairly present the consolidated financial position of the Company and its subsidiaries, as the case may be, as of the respective dates thereof and the consolidated results of operations, changes in stockholders' equity (deficit) and cash flows for the periods indicated.

     (c) No Material Adverse Change.  Since the date of the most recent balance
         --------------------------
sheet contained in the Company's report on Form 10-QSB for the period ended March 31, 1996 (the "March 31 Report"), there has not been any change which has
                     ---------------
had a material adverse effect on the business or financial condition of the Company.

     (d) Litigation.  There is no action, suit, or arbitration proceeding
         ----------
pending, or to the knowledge of the officers of the Company threatened, against the Company or its subsidiaries before any court or administrative agency which is reasonably expected to result in any material adverse change in the business or condition (financial or other) of the Company or its subsidiaries or which questions the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the Purchased Shares.

     (e) Compliance with Instruments, Etc.  Neither the Company nor any
         ---------------------------------
subsidiary is (A) in default under any indenture or material contract or agreement to which it is a party (and the other contract party or parties are not in breach or default thereunder), (B) in violation of its charter or by-laws, or to its knowledge, of any applicable law,
(C) in default with respect to any order, writ, injunction or decree of any court, or (D) in default under any order, license, regulation or demand of any governmental agency, in each case where such default or violation might have consequences which would materially and adversely affect the business or property of the Company and its subsidiaries (taken as a whole).

     (f) Authorization of Agreements.  The execution, delivery and performance
         ---------------------------
of this Agreement by the Company, and the consummation of the transactions contemplated herein, including the execution, delivery and performance of the Registration Rights Agreement and the issuance of the Shares, have been duly authorized by all necessary corporate action. Each of this Agreement and the Registration Rights Agreement (when executed and delivered) constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Shares (when issued and paid for upon delivery of the Note pursuant to the terms of this Agreement), will be duly authorized, validly issued, fully paid and nonassessable.

     (g) Use of Proceeds.  The Company will use the proceeds of the sale of the
         ---------------
Shares for general working capital purposes.

     (h) Capitalization; Indebtedness.  The authorized capital stock of the
         ----------------------------
Company consists of (A) 10,000,000 shares of Common Stock, of which 2,734,200 shares of Common Stock are issued and outstanding, 1,507,560 shares of Common Stock are reserved for issuance upon the exercise of outstanding rights, options and warrants as described in Part I of Schedule B hereto, and 4,526,366 are
                                       ----------
reserved for issuance pursuant to commitments and expected commitments described in Part II of Schedule B hereto, and (B) 2,000,000 shares of Preferred Stock,
              ----------
$10 par value, of which 134,318 shares of Series A Preferred Stock are issued and outstanding. Except as set forth in Schedule B, there are outstanding no
                                         ----------
options, warrants or other rights to subscribe for or acquire any capital stock of the Company or its subsidiaries. The Company and its subsidiaries have outstanding no indebtedness for borrowed money other than as set forth in the consolidated balance sheet as at March 31, 1996 referred to in the March 31 Report or incurred since such date in the ordinary course of business ($932,720 outstanding at July 19, 1996). Of such shares of issued and outstanding Common Stock (2,734,200) and shares of Common Stock reserved for issuance upon the exercise of outstanding rights, options and warrants described in Part I of Schedule B (1,507,560), 1,642,557 shares have rights that entitle the holder
- ----------
thereof to include such shares in a Registration Statement filed by the Company under the Act as described in Part III of Schedule B hereto.  The
                                                      ----------
Common Stock is properly listed on the small cap market of the NASDAQ Stock Market ("NASDAQ") under the symbol MGAM and the Company has received no notice
         ------
from NASDAQ that questions the validity of such listing or the eligibility of the Company to maintain such listing.

     (i) Governmental Consent, Etc.  No consent, approval or authorization of,
         --------------------------
or registration, declaration or filing with, any federal, state, Indian or local governmental authority is required in connection with the execution and delivery of this Agreement and none shall be required in connection with the offer, issue, sale or delivery to the Purchaser of the Purchased Shares or the carrying out of any other transaction contemplated hereby or thereby.

     4.  Representations and Warranties by Purchaser.  The Purchaser represents
         -------------------------------------------
and warrants to the Company that:

     (a) Authorization.  The Purchaser is duly authorized to enter into this
         -------------
Agreement and to carry out the terms and conditions of this Agreement.

     (b) Accredited Investor. The Purchaser is an Accredited Investor.
         -------------------

     (c) Purchase Entirely for Own Account.  The Shares to be purchased by the
         ---------------------------------
Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the Purchaser's distribution of any part thereof; and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares.

     (d) Reliance Upon Investors' Representations.  The Purchaser understands
         ----------------------------------------
that the Purchased Shares have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

     (e) Receipt of Information.  The Purchaser believes it has received all the
         ----------------------
information it considers necessary or appropriate for deciding whether to purchase the Purchased Shares. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company and its officers regarding the terms and conditions of the offering of the Purchased Shares and the business, properties, prospects, and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser otherwise had access. Except as contained in this Agreement and in the information expressly referred to in this Agreement as having been delivered to the Purchaser, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company; and in entering into this transaction the Purchaser is not relying on any information other than that contained in this Agreement, or delivered to the Purchaser pursuant to this Agreement, and the results of the Purchaser's own independent investigation.

     (f) Restricted Securities.  The Purchaser understands that it must bear the
         ---------------------
economic risk of an investment in the Shares for an indefinite period of time and that there is a thinly traded public market for the Common Stock. The Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration, the Shares must be held indefinitely.

     (g) Legends.  Each certificate evidencing the Shares shall be endorsed with
         -------
a legend in substantially the following form, and the Purchaser covenants that, except to the extent waived by the Company, the Purchaser shall not transfer the Shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY.

      5.  Conditions to Closing.  (a)  The obligation of the Purchaser to
          ---------------------
purchase and pay for the Purchased Shares at the Closing is subject to the satisfaction of the following conditions:

          (i) Representations and Warranties.  The representations and
              ------------------------------
     warranties of the Company contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

          (ii)  Performance.  The Company shall have performed and complied with
                -----------
     all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date including, without limitation, the issuance and delivery of the Purchased Shares to the Purchaser.

          (iii)  Proceedings.  All corporate proceedings to be taken by the
                 -----------
     Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to the Purchaser and Purchaser shall receive all such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

          (iv)  Registration Rights Agreement.  The Company shall have executed
                -----------------------------
     and delivered to the Purchaser the Registration Rights Agreement.

          (v) Certificate.  The Company shall have delivered a certificate
              -----------
     signed by its President (or a vice President) and by its Chief Financial Officer (or Vice President of Finance) as to the matters set forth in Sections 5(a)(i) and (ii) hereof.

          (vi) Legal Opinion. The Purchaser shall have received an opinion of
               -------------
     Hall, Estill, Hardwick, Gable, Golden & Nelson, counsel to the Company, in form and substance satisfactory to such Purchaser, as to the matters set forth in the first two sentences of Section 3(a) and the matters set forth in Section 3(f) of this Agreement.

     (b) The obligation of the Company to issue and sell the Purchased Shares to the Purchaser at the Closing is subject to the satisfaction of the following conditions:

         (i)  Representations and Warranties.  The representations and
              ------------------------------
     warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         (ii)  Performance.  The Purchaser shall have performed and complied
               -----------
     with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date including, without limitation, the delivery of the Note as payment of the Purchase Price.

     6.   Acceptance and Rejection of Subscription.  The Purchaser acknowledges
          ----------------------------------------
and agrees that the subscription of the Purchaser contained in this Agreement is not binding on the Company until the Company accepts such subscription, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be of no force or effect unless and until accepted by the Company.

     7.  Definitions.  The following terms when used in this Agreement or in
         -----------
any other agreement or instrument entered into in connection with this Agreement, shall have the meanings indicated below. Unless the context otherwise requires, all personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders, and the plural form of any noun shall include the singular and the singular shall include the plural.

     "Accredited Investor" shall mean as such term is defined in Rule 501
      -------------------
promulgated by the SEC under the Act.

     "Common Stock" shall mean the shares of Common Stock, $.01 par value per
      ------------
share, of the Company.

     "Note" shall mean the promissory note of the Purchaser in substantially the
      ----
form attached hereto as Exhibit E.
                        ---------

     "Registration Rights Agreement" shall mean the Registration Rights
      -----------------------------
Agreement in substantially the form attached hereto as Exhibit D.
                                                       ---------

     8.  Miscellaneous.
         -------------

     (a) Amendments and Waiver.  This Agreement may only be amended or waived in
         ---------------------
a written instrument signed by the Company and the Purchaser.

     (b) Parties in Interest.  This Agreement may not be assigned by either the
         -------------------
Purchaser or the Company without the prior written consent of the other party hereto. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at any time of any of the Notes.

     (c) Law Governing.  This Agreement shall be governed by and interpreted
         -------------
under the laws of the State of New York, without regard to the conflict of law rules thereof.

     (d) Notices.  Any notice or request herein required or permitted to be
         -------
given by the Company shall be given in writing and shall be sent to the Purchaser at the address set forth on the signature page of this Agreement unless another address is specified in writing by Purchaser in which case notice shall be sent to the last known address of the Purchaser furnished to the Company. Any notice required or permitted to be given to the Company shall be given to the Company at the address set forth on page 1 of this Agreement, or at such other address as the Company may designate by written communication to the Purchaser. All such notices shall be conclusively deemed to be received and shall be effective, (i) if sent by hand delivery, upon receipt, (ii) if sent by telecopy, upon dispatch thereof, or (iii) if sent by registered or certified mail, on the third day after the day on which such notice is mailed.

     (e) Headings.  The headings of the sections and subsections of this
         --------
Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

     (f) Entire Agreement.  This Agreement embodies the entire agreement and
         ----------------
understanding between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which when so executed and delivered shall he deemed to be an original, but such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Purchaser has executed this Agreement this __ day of ______________, 1996.

Number of Shares Subscribed     INDIVIDUAL PURCHASER:
for: _______________

                                -------------------------------------------
                                          Signature(s)

                                -------------------------------------------
                                Print Name(s)

Number of Shares Subscribed     ENTITY PURCHASER:
for: _______________


                                -------------------------------------------
                                Print Name of Entity

                                By:
                                   ----------------------------------------
                                   Print Name and Title of
                                   Person Signing

                                -------------------------------------------
                                Social Security Number of
                                Individual or Tax I.D. Number
                                of Entity

                                Address:

                                -------------------------------------------
                                Number and Street

                                -------------------------------------------
                                City        State      Zip Code

                                Address for notices if different:


                                -------------------------------------------
                                Number and Street


                                -------------------------------------------
                                City        State      Zip Code



The foregoing Stock Purchase
Agreement is hereby accepted
and agreed to as of the
date hereof.

MULTIMEDIA GAMES, INC.


By ____________________________


EXHIBITS
- --------

 A - Form 10-KSB
 B - Form 10-QSB
 C - Press Release
 D - Registration Rights Agreement
 E - Note

SCHEDULES
- ---------

 A - Company Disclosure
 B - Options and Rights

                                      -12-